UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AT&T Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which the transaction applies:

	(2)	Aggregate number of securities to which the transaction applies:

	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of the transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Vote by Internet • Go to www.envisionreports.com/att • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Annual Meeting Notice and Admission Ticket

Under Securities and Exchange Commission rules, the proxy materials that you normally received by mail for the annual meeting are now available on the Internet. When you go online, you can view the proxy materials, cast your vote, and request a paper or e-mail copy of the proxy materials. The items to be voted on and location of the annual meeting are shown on the reverse side.

Your vote is important!

  Important Notice Regarding the Availability of Proxy Materials for the

AT&T Inc. Stockholder Meeting to be Held on Friday, April 26, 2013

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy statement and annual report to stockholders are available at www.envisionreports.com/att.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 12, 2013, to facilitate timely delivery.

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1:	Go to www.envisionreports.com/att to view the proxy statement, which contains details of the proposals to be voted on, and the annual report.

Step 2:	Click the Vote or Request Materials Section.

Step 3:	Follow the instructions on the screen to log in.

Step 4:	Make your selection as instructed on each screen to select delivery preferences and Vote.

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Annual Meeting Notice and Admission Ticket

AT&T Inc.’s Annual Meeting will be held on Friday, April 26, 2013, at Little America Hotel & Resort, 2800 West Lincolnway, Cheyenne, Wyoming 82009, at 9:00 a.m. local time. Holders of AT&T Inc. common stock of record at the close of business on February 27, 2013, are entitled to vote at the meeting and any adjournment of the meeting.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR Items 1 - 4:

1.	Election of 13 Directors.

2.	Ratification of appointment of independent auditors.

3.	Advisory approval of executive compensation.

4.	Approve Stock Purchase and Deferral Plan.

The Board of Directors recommends that you vote AGAINST the following proposals:

5.	Political contributions report.

6.	Lead batteries report.

7.	Compensation packages.

8.	Independent board chairman.

Stockholders may also vote on such other matters as may properly come before the meeting.

Note:	This is not a proxy. To vote your shares you must vote online or by telephone or request a set of proxy materials to receive a proxy card. If you wish to attend the meeting and vote in person, please bring this notice and photo identification with you.

Directions to the AT&T Inc.

2013 Annual Meeting

Doors open at 8:00 a.m. local time

Meeting begins at 9:00 a.m. local time

Little America Hotel & Resort

2800 West Lincolnway

Cheyenne, Wyoming 82009

Directions to Hotel:

From Airport: Head S on I-25,

take Exit 9 to W. Lincolnway.

From Denver: Head N on I-25,

take Exit 9 to W. Lincolnway.

Complimentary parking is available

at the hotel (see map).

The meeting will be held in

the Grand Ballroom.

Here’s how to order a paper or e-mail copy of the proxy materials:
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.
g	Telephone - Call us free of charge at 1-866-641-4276 in the US, Canada or Puerto Rico using a touch-tone phone and follow the instructions to log in and order a set of proxy materials.

g	Internet - Go to www.envisionreports.com/att. Follow the instructions to log in and order a set of proxy materials.

g

E-mail - Send an e-mail message to investorvote@computershare.com with “Proxy Materials Order” in the subject line and, in the body of the message, your full name and address and the number in the shaded bar on the reverse side.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 12, 2013. 01KDPI